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                                                                  Exhibit 10.16

                             SINGLE USER LICENSE

                      READ THIS AGREEMENT BEFORE OPENING
                      ----------------------------------

                              NOTICE TO USER:

PLEASE READ THIS AGREEMENT BEFORE OPENING THIS PACKAGE. IF YOU OPEN THIS PACKAGE OR KEEP IT FOR MORE THAN THIRTY (30) DAYS, YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT.


The Software, including but not limited to, one or more of the following: source code, object code, byte code, dynamic-link libraries, shared libraries, static libraries, header files, executables, scripts and related explanatory written materials ("Documentation"; collectively, the "Software") is owned by Rogue Wave Software, Inc. ("Rogue Wave") or its suppliers and is protected by U.S. copyright laws and other laws and by international treaties. It is intended for use by a software programmer who has experience using development tool and class libraries. The Software is not intended for use by consumers for domestic/household use.

This Rogue Wave Single User License Agreement accompanies the Software. This copy of the Software is licensed to you as the end user or to your employer ("Company") for your exclusive use as an end user. If the Company has acquired the license for your exclusive use as an employee, the Company shall be bound by the terms and conditions of this Agreement. "You" as used in the remainder of this Agreement shall refer to the individual licensee, whether as an individual programmer or as a Company. If you do not accept this Agreement you may return this package to the place you obtained it within thirty (30) days and your money will be refunded, and you will not be able to use the Software. If you do not understand any of the provisions of this Agreement, you may request a written explanation from Rogue Wave.

     1. LICENSE GRANT. Subject to the terms and conditions of this Agreement, Rogue Wave grants to you the limited, non-exclusive, non-transferable right to use only one copy of the Software on a single platform pursuant to the terms and conditions set forth in this Agreement, except that this license does not grant the right to use the Software on any mainframe class computers. For purposes hereof, "mainframe class computers" mean such computers as are marketed or commonly considered to be mainframe computers in the computer industry. You may also (a) make one backup copy of the Software solely for backup purposes, or (b) transfer the Software to a hard disk and keep the original copy solely for backup purposes. In addition, you may incorporate the dynamic-link libraries, statically-linked libraries, shared libraries and byte code libraries ("Libraries") into software application products ("Licensed Products") that you may develop. You may also modify the Libraries and incorporate the modified Libraries into Licensed Products provided you have purchased the source code license for this Software. You may make and distribute copies of the Libraries and modified Libraries solely as incorporated into Licensed Products, provided that the Software or other Rogue Wave products do not constitute a major portion of the value of the Licensed Products.

     2. LICENSE RESTRICTIONS. Notwithstanding any provisions in this Agreement to the contrary, you may not (a) distribute in any manner any of the header files, source code, template-based classes, independent static libraries of the Software, or Documentation (including API documentation),
(b) distribute any portion of the Software or any derivative of any portion of the Software in a software utility product or software development tool or otherwise in competition with Rogue Wave's distribution of the Software, (c) distribute any executable delivered with the Software; however, if you have acquired Rogue Wave's zHelp product with this license, then you may distribute the zhelp.exe file in a manner consistent with the terms of this license, (d) use, copy, modify, merge, or compile all or any portion of the source code or object code of the Software except as expressly provided in this Agreement, (e) sublicense the right to programmatically use the Libraries to others. In addition, you may not (a) decompile, disassemble, or reverse engineer any any object code form of any portion of the Software, (b) export from the United States any portion of the Software without obtaining the prior written consent of Rogue Wave and all applicable export licenses and governmental permits, (c) rent or lease the software, (d) disclose any source code of the Software to any person or entity, or (e) copy the Documentation, including any documentation available in on-line form.

     3.  LIMITED WARRANTY

         (a) Rogue Wave warrants to you that the unaltered Software will substantially perform the functions described in the Documentation for a period of thirty (30) days after the date of delivery of the Software to you. Rogue Wave's sole and exclusive obligation, and your sole and exclusive remedy, under this warranty shall be limited to Rogue Wave's using reasonable efforts to correct material, documented, reproducible defects in the unaltered Software that you describe and document to Rogue Wave during the thirty (30)-day warranty period. In the event that Rogue Wave fails to correct a material, documented, reproducible defect within a reasonable period, Rogue Wave may, at Rogue Wave's discretion, replace the defective Software or refund to you the amount that you paid Rogue Wave for the defective Software and cancel this Agreement and the licenses granted herein. In such event, you agree to return to Rogue Wave all copies of the Software.


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        (b) EXCEPT AS EXPRESSLY SET FORTH ABOVE, ROGUE WAVE EXPRESSLY
DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

    4. LIMITATION OF LIABILITY. IN NO EVENT SHALL ROGUE WAVE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS) WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, EVEN IF ROGUE WAVE WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

    5. NOTICE. Should you have any questions concerning this Agreement, or if you desire to contact Rogue Wave for any reason, please write to us at Rogue Wave Software, Inc., 5500 Flatiron Parkway, Boulder, Colorado 80301.

    6. TERMINATION. This Agreement shall remain effective until terminated by either party. Rogue Wave reserves the right, at its sole discretion, to terminate this Agreement upon thirty (30) days' written notice if you have breached the terms and conditions hereof. You may terminate this Agreement at any time by ceasing to use the Software and by returning all copies of the Software to Rogue Wave or by destroying all copies of the Software. Termination of this Agreement shall not relieve you of any obligations not to disclose the Software. Sections 2, 4, 6 and 7 shall survive terminations of this Agreement.

     7. MISCELLANEOUS. This Agreement shall be governed by California law, excluding its conflict of law provisions. Should any provision of this Agreement be held by a court of law to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The failure of any party to enforce any of the terms or conditions of this Agreement, unless waived in writing, shall not constitute a waiver of that party's right to enforce each and every term and condition of this Agreement.

The Software is comprised of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 (SEPT 1995) and is provided to the Government (i) for acquisition by or on behalf of civilian agencies, consistent with the policy set forth in 48 C.F.R. 12.212; or (ii) for acquisition by or on behalf of units of the Department of Defense, consistent with the policies set forth in 48 C.F.R. 227.7202-1 (JUN 1995) and 227.7202-3 (JUN 1995).

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. YOU FURTHER AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US WHICH SUPERSEDES ANY PROPOSAL OR PRIOR OR CONTEMPORANEOUS AGREEMENT, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

                           ROGUE WAVE SOFTWARE, INC.
"ROGUE WAVE" and ".h++" "ARE REGISTERED TRADEMARKS OF ROGUE WAVE SOFTWARE, INC.